The ServiceMaster Company

America's Service Brands for Home and Business

Jon Ward, Chairman and CEO

Raymond James

27th Annual Institutional Investor Conference

March 7, 2006

Forward-Looking Statement

This presentation contains statements concerning future results and other matters that may be deemed to be “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. The Company intends that these forward-looking statements, which look forward in time and include everything other than historical information, be subject to the safe harbors created by such legislation. Forward-looking statements involve risks and uncertainties that may affect the Company’s results of operations, financial condition or cash flows. Factors that may cause actual results to differ materially from those expressed or implied in a forward-looking statement include the following (among others): weather conditions that affect the demand for the Company’s services; changes in the source and intensity of competition in the markets served by the Company; labor shortages or increases in wage rates; unexpected increases in operating costs, such as higher insurance premiums, self insurance and healthcare claim costs; higher fuel prices; changes in the types or mix of the Company’s service offerings or products; increased governmental regulation including telemarketing and environmental restrictions; general economic conditions in the United
States, especially as they may affect home sales or consumer spending levels; and other factors described from time to time in documents filed by the Company with the Securities and
Exchange Commission. A copy of this presentation is available on our website at
www.svm.com in the Investor Relations Section.

Values Based Company

We are accountable to:

Honor God
in all we do

Excel with
customers

Grow
profitably

Help people
develop

  Do the right thing.

  Treat each person with
dignity and respect.

  Respect each person’s
spirituality.

  Protect and maintain our
world.

  Serve others as we
would be served.

  Make it easy for the
customer.

  Stand behind our work.

  Help people to do
their best every day.

  Build proud,
dynamic teams.

  Help people reach
their goals.

  Act as good stewards of
our investors’ capital.

  Constantly improve and
innovate.

  Meet our commitments.

The ServiceMaster Company

	TERMINIX			
	TRUGREEN ChemLawn			
	TRUGREEN LandCare			
	AHS AMERICAN HOME SHIELD / AMERISPEC HOME INSPECTION SERVICE			
	ServiceMASTER Clean / FURNITURE MEDIC			
	merry maids

Highly Fragmented and
Under-penetrated Markets

15%

23%

Residential Lawn, Shrub and
Tree Care

#1

11%

5-12%

37%

3%

22%

Market
Share

6%

1-7%

4%

NA

12%

Household
Penetration

Commercial Landscape
Maintenance

#1

#1

#1

#1

#1

Market
Position

Maid Services

Disaster Restoration,
Cleaning, Janitorial, Furniture
Repair

Home Warranty and
Inspection

Pest and Termite Control

Services

Brand

The ServiceMaster Company

ServiceMaster Strategic Business Framework: 2006-2008

Business Imperatives	Satisfy Customers at Every Touch Point	Expand Market Share and the Category	Be the Preferred Service Employer	Become Systematically Stronger
2006-2008 Strategies	• Keep more customers by delivering our service as promised every time • Make it easier for the customer to do business with us	• Reach more new customers with a differentiated brand experience • Strengthen and expand commercial services	• Recruit, train and retain the best people • Create a safety-first culture	• Connect the service specialist to the customer through technology • Simplify service centers and functional processes
Near-Term Priorities	• Improve problem resolution • e-Enable customers	• Build better lead-to-sale conversion processes • Expand the number of locations and sales channels	• Address shortcomings on pay and benefits • Address job design issues in key positions • Increase local ownership of safety	• Roll out high priority field technology initiatives • Reduce variance and improve processes using Six Sigma and other tools • Implement Project Accelerate initiatives
Metrics	• Reduce lost customer revenue • Improve CSI problem resolution score	• Increase annual new customer service revenue • Increase customer count	• Match peer-group VOE score on pay and benefits by 2008 • Improve targeted position retention in each Business Unit and Function • Reduce collision and injury rate	• Improve operating margin • Hold G&A growth to no more than two-thirds of revenue growth

Financial Goal:

To Be a Top-Quartile Performer who consistently grows revenue twice as fast as the industry and delivers double-digit earnings growth.

Become
Systematically
Stronger

Be the

Preferred Service
Employer

Expand Market
Share and the
Category

Satisfy Customers
at Every Touch
Point

Our Strategic Framework for
Accelerating Growth

Vision: To Win Big by Transforming the Experience

of the Home and Business Owner

The Foundation of the Strategic Plan for Every Brand

Satisfy

Customers at

Every Touch

Point

Our Strategic Framework for
Accelerating Growth

                  Strategies

  Keep more customers by

   delivering our service as

   promised every time

  Make it easier for the customer

   to do business with us

Expand

Market Share

and the

Category

Our Strategic Framework for
Accelerating Growth

               Strategies

  Reach more new customers

   with a differentiated brand

   experience

  Strengthen and expand

   commercial services

Market leader in commercial disaster restoration

Revenue base of $130m; rapid growth and solid margins

Excellent strategic fit with ServiceMaster Clean

ServiceMaster provides #1 national presence in mitigation

InStar provides commercial relationships and construction expertise

Combination provides key competitive advantages

Full continuum of service

National footprint

Immediate response, limiting business disruption

Be the

Preferred

Service

Employer

Our Strategic Framework for
Accelerating Growth

              Strategies

  Recruit, train and retain

   the best people

  Create a safety-first culture

Become

Systematically

Stronger

Our Strategic Framework for
Accelerating Growth

            Strategies

Connect the service specialist
to the customer through
technology

Simplify services centers and
functional processes

Performing as We Transform

+9%

+9%

+6%

2005

+2%

  +1%

+4%

2003

Growth Rates

+10%

  +12%

+6%

2004

Pre-Tax Income*

EPS*

Revenue

* Excludes unusual items in 2002 -  2004

Outlook:  Growth Acceleration

Our Company will be comprised of leading service brands that collectively have strong cash flow, higher revenue growth potential,

greater operating margins and stronger returns on invested capital.

… will enable us to deliver mid to high single-digit revenue growth and low double-digit earnings per share growth in 2006 and to achieve

EPS growth in the mid-teen level during 2007 and beyond.

Driving Accelerated Growth

        16%

          13%

           9%

EPS Growth

        0.80

         0.69

         0.61

Total

       (0.01)

        (0.01)

Option Accounting

        0.04

         0.02

          --

Accelerate

        0.02

         0.01

          --

InStar

       (0.05)

        (0.04)

        (0.04)

ARS/AMS

        0.80

         0.71

         0.65

ServiceMaster

2007P

2006P

2005A

Compelling Business Model

  High recurring revenue

  Low volatility and risk

  Returns exceeding cost of capital

  Strong, reliable dividend

  Solid balance sheet

  Exceptional cash flows

The ServiceMaster Company

$400
$350
$300
$250
$200
$150
$100
$50
$0
2003
2004
2005

•

•

•

•

•

Compelling Business Model

  Note:  Income from continuing operations and cash from operations excludes unusual items

$ millions

Cash from Operations

Multiple          1.7X                        2.1X                       1.8X

Average

1.9X

  Exceptional Cash Flows are

  Based on Reliable Fundamentals

Low fixed asset requirements

Significant prepayments

Quick accounts receivable turnover

Minimal inventories

Recurring deferred tax benefit

Deferred Tax Benefit of $.19
Impacts Valuation

*  Current Multiple based on 02-28-06 price divided by fiscal ’05 EPS.  Cash EPS = EPS plus the change in deferred taxes on the Cash Flow Statement.

   Peers:  Cintas, Aramark, Rollins, Cendant, Ecolab, Scotts

P /E Multiple* Comparison to Peer Group

.61

.80

22X

21X

22X

15X

Book EPS

Cash EPS

The ServiceMaster Company

0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00

Dividend Growth

Evaluating increasing rate of
growth based on improving
cash flows

Share Repurchase

$80m - $100m targeted in 2006

Strong History and
Commitment of Cash Returns

1970 - 2005

3.5% Current Yield

35 years of
consecutive
growth

Dividends

Large, expanding markets

Strong competitive position

Compelling business model

Multiple growth accelerators

Excellent dividend and total return

A Compelling
Investment Opportunity